WESTERN ASSET FUNDS, INC.

                       Supplement to the Prospectus dated
                                 August 1, 2008

The following replaces similar disclosure in the "Manager and Advisers" portion of the "Prospectus Summary" section on page 1:

            Legg Mason Fund Adviser, Inc. (the "Manager") serves as the investment manager to each Portfolio. Western Asset Management Company ("Western Asset"), Western Asset Management Company Limited ("WAML"), Western Asset Management Company Pte. Ltd. in Singapore ("Western Singapore") and Western Asset Management Company Limited in Japan ("Western Japan") serve as the investment advisers to the various Portfolios as noted below. Western Asset, WAML, Western Singapore and Western Japan are sometimes referred to as "Advisers."

The following information is added to the "Manager and Advisers" portion of the "Management of the Portfolios" section on page 34:

         The Board of Directors of the Western Asset Funds have approved Western Singapore and Western Japan as advisers to the Western Asset Core Plus Bond Portfolio, Western Asset Non-U.S. Opportunity Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, and Western Asset Absolute Return Portfolio (the "Selected Portfolios"), under new advisory agreements with respect to each Selected Portfolio between the Manager and Western Singapore and the Manager and Western Japan. Western Singapore and Western Japan will begin serving as investment advisers to the Selected Portfolios effective December 1, 2008.

         Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. As of June 30, 2008, Western Singapore's total assets under management were approximately $1.7 billion. Western Japan was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. As of June 30, 2008, Western Japan's total assets under management were approximately $57.6 billion. The Manager, Western Asset, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

         Western Singapore and Western Japan are responsible, generally, for managing Asian (ex Japan) and Japanese fixed-income mandates, respectively, including the related portions of Western Asset's broader portfolios, as well as servicing relationships in these regions. They undertake all investment related activities in these regions, including investment management, research and analysis, securities settlement and client services.

         Western Singapore and Western Japan provide certain advisory services to the Selected Portfolios relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (ex-Japan) and Japan, respectively.

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         The Manager will continue to pay the fees of the Advisers, including
Western Japan and Western Singapore. To the extent the Manager receives a management fee after taking into account its contractual obligation to limit expenses as discussed in the "Fees and Expenses" section of the prospectus, the Manager will pay a Portfolio's Adviser(s) the entire management fee it receives from the Portfolio. To the extent that a Portfolio has multiple Advisers, the Manager will pay a management fee to each Adviser based on the respective portion of the Portfolio's assets managed by such Adviser.


 This supplement should be retained with your Prospectus for future reference.

                   This supplement is dated December 1, 2008.



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